Exhibit 10.6

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Execution Version

AMENDED AND RESTATED

CRUDE OIL GATHERING AGREEMENT

BY AND BETWEEN

DIAMONDBACK E&P LLC

AND

RATTLER MIDSTREAM OPERATING LLC

DATED EFFECTIVE AS OF

JANUARY 1, 2018

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

TABLE OF CONTENTS

i

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

ii

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBITS
Exhibit A	Dedicated Acreage
Exhibit B	Gathering System
Exhibit C	Conflicting Dedications and Excluded Wells
Exhibit D	Form of Memorandum of Agreement
Exhibit E	Gathering Fees

iii

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

AMENDED AND RESTATED CRUDE OIL GATHERING AGREEMENT

This Amended and Restated Crude Oil Gathering Agreement (this “Agreement”), dated as of January 18, 2019 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is by and between Diamondback E&P LLC, a Delaware limited liability company, (“Producer”) and Rattler Midstream Operating LLC, a Delaware limited liability company formerly known as Rattler Midstream LLC (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

A. Producer or its Affiliates own certain Interests and intend to produce Crude Oil from Wells on the Dedicated Acreage.

B. Gatherer owns the Gathering System, which gathers Crude Oil from certain Wells of Producer. Gatherer anticipates the expansion of the Gathering System to connect additional Wells of Producer.

C. Producer desires to contract with Gatherer to provide the Services on the Gathering System, including gathering of Dedicated Crude Oil, and Gatherer desires to provide the Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

D. Producer has agreed (i) to dedicate and commit to deliver Dedicated Crude Oil to Gatherer under this Agreement and (ii) to perform certain other obligations under this Agreement, in each case in accordance with the terms and conditions of this Agreement.

E. The Parties entered into that certain Crude Oil Gathering Agreement on June 29, 2018 (the “Original Agreement”).

F. The Parties desire to amend and restate the Original Agreement to (a) reflect expansions to the Dedicated Acreage on Exhibit A (the “New Acreage”), (b) reflect the expansion of the Gathering System, effective January 1, 2019, on Exhibit B to include new assets that service the New Acreage (the “New Gathering System Assets”) and (c) establish Gathering Fees on Exhibit E for Services performed by the New Gathering System Assets.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. “Affiliated” shall have the correlative meaning. Notwithstanding the foregoing, for purposes of this Agreement, (a) Gatherer and its subsidiaries shall not be Affiliates of Producer and its other subsidiaries, (b) Producer and its other subsidiaries shall not be Affiliates of Gatherer and its other subsidiaries, and (c) Viper Energy Partners LP, its general partner and their subsidiaries shall not be Affiliates of Producer and its other subsidiaries.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Agreement” has the meaning given such term in the preamble hereof.

“API” means the American Petroleum Institute.

“API Gravity” means the gravity determined in accordance with the currently-applicable American Society for Testing Materials Designation.

“Applicable Law” means any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

“Barrel” means 42 Gallons at 60 degrees Fahrenheit and zero gauge pressure.

“Business Day” means any calendar Day on which commercial banks in Houston, Texas are open for business.

“Completion Deadline” has the meaning given such term in Section 3.3(b).

“Confidential Information” has the meaning given such term in Section 17.7(a).

“Conflicting Dedication” means any gathering agreement or other commitment or arrangement that would require Dedicated Crude Oil to be gathered on any gathering system other than the Gathering System; provided, however, any dedication or commitment to any Person with respect to services or other activities provided by any Person downstream of the Gathering System or otherwise not related to the Services shall not constitute a Conflicting Dedication.

“Connection Notice” has the meaning given such term in Section 3.3(b).

“Contract Year” means (a) the period from the Effective Date through December 31, 2018 and (b) each period of twelve consecutive Months thereafter.

“Control” means possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise. “Controlled” and “Controls” shall have correlative meanings.

“Crude Oil” means any mixture of hydrocarbons that is produced from an oil and gas well as a liquid and remains liquid at atmospheric pressure.

“Crude Oil Quality Specifications” has the meaning given such term in Section 9.1.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Day” means a period commencing at 7:00 a.m., Central Standard Time, on a calendar day and ending at 7:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

“Dedicated Acreage” means only those certain areas shaded yellow on Exhibit A.

“Dedicated Crude Oil” means all Crude Oil produced on or after the Effective Date (except for the Crude Oil produced from the Excluded Wells) that Producer has the right to control and deliver for gathering and that is produced through any Well located in the Dedicated Property.

“Dedicated Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates located wholly within the Dedicated Acreage.

“Delivery Point(s)” means, with respect to any Specified Area, the points of interconnection set forth in Exhibit B under the heading with respect to such Specified Area and any other point of interconnection between the Gathering System and the facilities of a third party that may be constructed and connected after the Effective Date for delivery of Crude Oil out of the Gathering System pursuant to the provisions of Section 3.3(e) with respect to such Specified Area at which custody of Crude Oil transfers from Gatherer to Producer or its designee.

“Development Plan” has the meaning given such term in Section 3.2(a).

“Easement Notice” has the meaning given such term in Section 3.5(b).

“Effective Date” has the meaning given such term in the preamble of this Agreement.

“Emissions Charges” has the meaning given such term in Section 9.4.

“Environmental Laws” means all Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act, 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act, 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act, 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act, 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

“Excluded Wells” means the Wells listed on Exhibit C identified as “Excluded Wells.”

“Execution Date” has the meaning given such term in the preamble of this Agreement.

“FERC” means the Federal Energy Regulatory Commission.

“Fivestones Field” means the area identified as the Fivestones Field on Exhibit A.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Force Majeure” has the meaning given such term in Section 13.2.

“Gallon” means one U.S. gallon, which is equal to 231 cubic inches.

“Gatherer” has the meaning given such term in the preamble of this Agreement.

“Gathering Fees” has the meaning given such term on Exhibit E.

“Gathering Rate” has the meaning given such term on Exhibit E.

“Gathering System” means the existing and planned gathering system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such gathering system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Crude Oil gathering pipelines, Receipt Point facilities, Measurement Facilities, Delivery Points (including all interconnection facilities), truck offloading, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities upstream of the Delivery Points.

“Gathering System Plan” has the meaning given such term in Section 3.2(b).

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Hazardous Materials” means, collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

“Initial Term” has the meaning given such term in Section 4.1.

“Interests” means oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

“Land Use Requirements” has the meaning given such term in Section 3.5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Line Fill” means the amount of Crude Oil necessary for pipeline line fill and tankage fill required to ensure efficient operation of the Gathering System, as determined by Gatherer acting as a Reasonable and Prudent Operator.

“Maintenance” means inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to the Gathering System or its ancillary facilities as Gatherer deems necessary.

“Measurement Facilities” means facilities or equipment used to measure the volume and quality of the Crude Oil, which may include meters, isolation valves, recording devices, communication equipment, buildings and barriers.

“Month” means a period commencing at 7:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 7:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. “Monthly” shall have the correlative meaning.

“New Acreage” has the meaning given to such term in the recitals to this Agreement.

“New Gathering System Assets” has the meaning given to such term in the recitals to this Agreement.

“New Well” means any Well spud after the Effective Date.

“Original Agreement” has the meaning given to such term in the recitals to this Agreement.

“Party” has the meaning given to such term in the preamble of this Agreement.

“Permit” means any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

“Person” means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

“PLA” means an amount of Crude Oil allocated as a deduction to Receipt Point volumes for the actual evaporation, interface losses, shrink and other normal losses during gathering of Crude Oil under this Agreement, as determined by Gatherer acting as a Reasonable and Prudent Operator.

“Planned Tank Battery” has the meaning given such term in Section 3.3(b).

“Prime Rate” means the variable annual rate of interest charged by Citibank, New York (or its successor) to calculate interest on variable rate commercial loans made in the United States to its most creditworthy customers.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Producer” has the meaning given such term in the preamble of this Agreement.

“Producer’s GHG Emissions” has the meaning given such term in Section 9.4.

“Proposed Delivery Point” has the meaning given such term in Section 3.3(e).

“Reasonable and Prudent Operator” means a Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

“Receipt Point” means the inlet valve at the Measurement Facilities at which custody of Crude Oil transfers from Producer to Gatherer located at or nearby a Tank Battery including the location at or near a Tank Battery where such Crude Oil is stored prior to pick up by Gatherer or such other location from which such Crude Oil is collected by Gatherer.

“ReWard Field” means the area identified as the ReWard Field on Exhibit A.

“RVP” means reid vapor pressure.

“Services” has the meaning given such term in Section 3.1.

“San Pedro Field” means the area identified as the San Pedro Field on Exhibit A.

“Spanish Trail Field” means the area identified as the Spanish Trail Field on Exhibit A.

“Specified Area” means the Fivestones Field, the ReWard Field, the San Pedro Field, the Spanish Trail Field or the Utah Field.

“System Segment” means a physically separate segment of the Gathering System located in a Specified Area that connects one or more Wells to the Gathering System in such Specified Area, including all Crude Oil gathering pipelines, Receipt Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

“Tank Battery” means a tank battery at which Producer aggregates volumes of Crude Oil produced from one or more Wells that will be connected to the Gathering System in accordance with this Agreement, including the Planned Tank Batteries.

“Target Completion Date” has the meaning given such term in Section 3.3(b).

“Tariff” means the FERC Rates, Rules and Regulations Tariff, containing rates for, and rules and regulations governing the transportation of Crude Oil on the Gathering System, on file with the FERC, as such tariff may be amended or supplemented from time to time.

“Taxes” means all gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Crude Oil, or upon the Services, including gathering, transportation and handling of Crude Oil, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

“Term” has the meaning given such term in Section 4.1.

“Third Party Crude Oil” means any Crude Oil produced by Persons other than Producer and not considered Dedicated Crude Oil hereunder.

“Transfer” means any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. “Transfers” and “Transferred” have the correlative meanings.

“Transferee” means any Person to which a Transfer is made.

“Utah Field” means the area identified as the Utah Field on Exhibit A.

“Well” means a well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that produces or is intended to produce Dedicated Crude Oil or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

“Well Pad” means the surface installation on which one or more Wells are located.

ARTICLE 2

PRODUCER COMMITMENTS

Section 2.1 Producer’s Dedication. Subject to Section 2.2 through Section 2.4, Producer exclusively dedicates the Dedicated Properties to Gatherer for the performance of the Services under this Agreement and commits to deliver to Gatherer, as and when produced, all Dedicated Crude Oil into the Gathering System for the performance of the Services under this Agreement. The Parties agree and acknowledge that the Crude Oil produced from the Excluded Wells is not subject to the dedication and commitment made by Producer under this Agreement.

Section 2.2 Conflicting Dedications. Producer shall have the right to comply with each of the Conflicting Dedications entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any Conflicting Dedication entered into in connection with such acquisition); provided, however, that Producer shall have the right to comply with Conflicting Dedications only until the last Day of the Month in which the termination of such Conflicting Dedication occurs and Producer shall not affirmatively extend or renew the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication or allow the term of such Conflicting Dedications to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer has the ability to terminate such Conflicting Dedication without incurring any costs, penalties or expenses. To Producer’s knowledge, except for any Crude Oil produced from the lands or wells identified on Exhibit C, the Dedicated Crude Oil is not, as of the Effective Date, subject to any Conflicting Dedication. If Dedicated Crude Oil produced from a Well on a Well Pad is subject to a Conflicting Dedication that Producer has the right to comply with under this Section 2.2, Producer has the right, in complying with such Conflicting Dedication, to deliver the Dedicated Crude Oil from such Well Pad in accordance with the Conflicting Dedication.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 2.3 Producer’s Reservations. Producer reserves the following rights with respect to Dedicated Crude Oil for itself and for the operator of the relevant Dedicated Properties: (a) to operate (or cause to be operated) Wells producing Dedicated Crude Oil as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill New Wells, to repair and rework then-existing Wells, to renew or extend, in whole or in part, any Interest covering any of the Dedicated Properties, and to cease production from or abandon any Well or surrender or release any such Interest, in whole or in part, whether or not capable of producing oil and gas under normal methods of operation; (b) to deliver or furnish to lessors and holders of other existing similar burdens on production such Crude Oil as is required to satisfy the terms of the applicable leases or other applicable instruments; (c) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Crude Oil produced from such Wells; provided that, to the extent that Crude Oil from such Wells constitutes Dedicated Crude Oil and is not previously dedicated to a third party, then Producer shall deliver a Connection Notice to Gatherer with respect to any such Well not later than [***] Days after its acquisition, and thereafter shall deliver Crude Oil to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3; (d) to pool, communitize or unitize Producer’s Interests with respect to Dedicated Crude Oil; provided that the Producer’s share of Crude Oil produced from such pooled, communitized or unitized Interests shall be committed and dedicated to this Agreement; (e) to deliver Dedicated Crude Oil that has been temporarily or permanently released from the dedication and commitment made by Producer under this Agreement, including pursuant to Section 3.3, Section 3.4, Section 3.5(c), Section 6.3 or Section 9.2(d), to any Person other than Gatherer; and (f) to dedicate the Dedicated Properties and any production therefrom to any Person with respect to services or other activities provided by any Person downstream of the Gathering System or otherwise not related to the Services.

Section 2.4 Covenant Running with the Land. The Parties intend that the dedication and commitment made by Producer under this Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property free of the dedication and commitment made by Producer under this Agreement and without complying with the requirements of this Section 2.4 in a Transfer in which the number of net acres of Dedicated Properties within any Specified Area proposed to be Transferred does not exceed the amount equal to (x) the aggregate number of net acres of Dedicated Properties within such Specified Area acquired by Producer after the Effective Date less (y) the aggregate number of net acres of Dedicated Properties within such Specified Area which have been previously released from the dedication and commitment hereunder; provided, however, that any such release of Dedicated

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Properties from such dedication and commitment shall not include any Dedicated Crude Oil produced from any Well that is located on a Well Pad if the other Wells on such Well Pad are or have been connected to the Gathering System (whether producing, shut-in, temporarily abandoned or which has been spud or as to which drilling, completion, reworking or other well operations have commenced) or that is located on a Well Pad if a Connection Notice has previously been delivered by Producer for the Tank Battery through which such Well Pad is produced.

ARTICLE 3

SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1 Gatherer Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement and the Tariff, including the prorationing provisions set forth thereunder, Gatherer commits to providing the following services (collectively, the “Services”) to Producer:

(a) construct and expand the Gathering System to connect the Gathering System to each Tank Battery that aggregates any Well or Wells that is or are producing or will produce Dedicated Crude Oil and with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3(b);

(b) provide, Maintain and operate Measurement Facilities at or downstream of the separator and production treater or atmospheric tankage at each Tank Battery;

(c) receive, or cause to be received, into the Gathering System, from or for the account of Producer, at each Receipt Point, all Dedicated Crude Oil tendered by or on account of Producer;

(d) receive, or cause to be received, into the Gathering System, from or for the account of Producer, at each Receipt Point, all Crude Oil that is not Dedicated Crude Oil, if any;

(e) redeliver Crude Oil to or for the account of Producer at the Delivery Points; and

(f) provide, maintain and operate adequate pumps and equipment to create sufficient pressure in the Gathering System to transfer all Crude Oil received into the Gathering System, from or on account of Producer, from the Receipt Points to the applicable Delivery Points in accordance with this Agreement.

Gatherer shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement and the Tariff.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 3.2 Development Plan; Gathering System Plan; Exchange and Review of Information.

(a) Producer has provided to Gatherer, and shall provide to Gatherer prior to [***] of each year, copies of a drilling plan for the following Contract Year (each, a “Development Plan”), which shall describe the planned drilling and production activities relating to Producer’s Interests in the Dedicated Acreage during such year, including good faith and reasonable forecasts of the volume of Dedicated Crude Oil expected to be produced through all Tank Batteries during such year, the location of all Planned Tank Batteries expected to be connected to the Gathering System during such year (specifying any connections required during the immediate next [***] Days after delivery of the Development Plan) and the projected spud date, projected completion date and projected volumes for each New Well that is expected to be completed and to produce through each Tank Battery during such year. Each time Producer materially updates the Development Plan, it shall provide a copy of such updated Development Plan to Gatherer, but not less frequently than on a calendar quarter basis.

(b) Gatherer has previously provided Producer with a copy of its current Gathering System plan describing and/or depicting the Gathering System, including all pipelines, all Receipt Points and Delivery Points, and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions thereof, in each case as currently in existence, under construction, or planned (such plan, as updated as hereinafter provided, the “Gathering System Plan”). The Gathering System Plan shall state, for each planned pipeline, the estimated volume of Line Fill that will be required in order to put such pipeline into operation. Based on the Development Plans and such other information about the expected development of the Dedicated Properties as shall be provided to Gatherer by Producer, as well as forecast Delivery Point nominations received from Producer from time to time, Gatherer shall periodically update the Gathering System Plan. Without limiting the generality of the foregoing, Gatherer shall use commercially reasonable efforts to ensure that the Gathering System Plan reflects all Planned Tank Batteries included in each Development Plan not later than [***] Days after such Development Plan is delivered to Gatherer. Gatherer shall provide a copy of the Gathering System Plan to Producer and its representatives from time to time and shall make representatives of Gatherer available to discuss the Gathering System Plan from time to time with Producer and its representatives. Gatherer shall provide Producer updates not less frequently than Monthly on the progress of work on all facilities necessary to connect Planned Tank Batteries to the Gathering System and to provide the Services associated with such Crude Oil, as set forth in the then-current Gathering System Plan.

(c) The Parties recognize that all information provided by Producer to Gatherer regarding its intentions with respect to the development of the Dedicated Properties, is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Gatherer. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as among the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Gatherer under this Agreement to develop or produce any Crude Oil from the Dedicated Properties or to pursue or complete any drilling or development on the Dedicated Properties other than the terms specifically stated in this Agreement.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 3.3 Expansion of Gathering System; Connection of Wells; Delivery Points.

(a) Gatherer shall design the Gathering System for the purpose of providing the Services as and when needed to support the upstream development of the Planned Tank Batteries, and Gatherer shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to procure, construct, install, own and operate the Gathering System so as to timely connect the Planned Tank Batteries to the Gathering System, connect the applicable System Segments to the applicable Delivery Points and timely commence providing the full scope of the Services with respect to all Dedicated Crude Oil produced from all Tank Batteries, including the Planned Tank Batteries from and after their connection to the Gathering System, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Gatherer from also designing and developing the Gathering System to accommodate Third Party Crude Oil.

(b) Producer shall from time to time give notice (a “Connection Notice”) to Gatherer of each Tank Battery within the Dedicated Acreage that Producer intends to construct and install (or a Tank Battery that is subject to a Conflicting Dedication that has expired or will expire, or that Producer has terminated or will terminate, prior to the applicable Completion Deadline) through which Dedicated Crude Oil will be produced (each, a “Planned Tank Battery”). Each Connection Notice shall set forth the target completion date for drilling and completion of the initial Well to produce through such Planned Tank Battery (the “Target Completion Date”). Following delivery of a Connection Notice with respect to a Planned Tank Battery, Gatherer shall use commercially reasonable efforts to cause the necessary facilities to be constructed to connect such Planned Tank Battery to the Gathering System and commence the Services with respect to Dedicated Crude Oil produced from such Planned Tank Battery by the date that is (i) in the case of a Planned Tank Battery that is located within [***] at the time of receipt of such Connection Notice, [***] Days after the date of Gatherer’s receipt of such Connection Notice and (ii) in the case of a Planned Tank Battery that is located more than [***] at the time of receipt of such Connection Notice (but within the Dedicated Acreage), [***] Days after the date of Gatherer’s receipt of such Connection Notice (in each case, such date, the “Completion Deadline”). Gatherer shall provide Producer notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned Tank Battery to the Gathering System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Dedicated Crude Oil produced through such Planned Tank Battery by the Completion Deadline therefor. If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.6, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions. [***]

(c) To the extent that the Tank Battery connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Gatherer shall use reasonable efforts to complete the Tank Battery connection within such accelerated timing.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(d) The Parties agree and acknowledge that Producer has as of the Execution Date delivered Connection Notices to Gatherer with respect to certain Planned Tank Batteries set forth in the Development Plan effective as of the Execution Date and identified on Exhibit B. Such Connection Notices shall be deemed to have been given for each such Planned Tank Battery on the Execution Date.

(e) Gatherer has provided connections to certain of the Delivery Points as of the Effective Date and shall be obligated to provide connections to the Delivery Points set forth on Exhibit B as of the Execution Date for the applicable System Segments. Except as otherwise agreed by the Parties, if Producer specifies that Dedicated Crude Oil is to be delivered to a location not described on Exhibit B or in any Development Plan that is not at such time connected to the Gathering System (each such location, a “Proposed Delivery Point”), Gatherer shall, at its sole cost, risk and expense, use commercially reasonable efforts to provide a connection to such Proposed Delivery Point, subject to the other terms and conditions set forth in this Section 3.3(e). Gatherer shall proceed with due diligence and in good faith to obtain the necessary governmental authorizations and to enter into the necessary third party agreements (any such agreement to be on terms acceptable to Gatherer) to connect the applicable System Segment to the Proposed Delivery Point. All Delivery Points, including all Proposed Delivery Points which become Delivery Points hereunder, shall be provided with all interconnection facilities and other Delivery Point facilities (including any Measurement Facilities), and with sufficient capacities, necessary to permit Dedicated Crude Oil to be redelivered at such Delivery Points in accordance with this Agreement; provided, however, all expansions of capacity at any Delivery Points being at Gatherer’s sole cost, risk and expense, except as otherwise agreed by the Parties. Upon completion of the connection of the applicable System Segment to a Proposed Delivery Point pursuant to this Section 3.3(e) and such connection becoming operational, the point of interconnection between the applicable System Segment and such Proposed Delivery Point shall thereafter be a Delivery Point under this Agreement. The Parties shall discuss Producer’s plans and timing for all Proposed Delivery Points on a Monthly basis.

Section 3.4 Timing for Completion and Placement into Service of Initial Gathering System. As of the Execution Date, Gatherer has completed the initial design, engineering, construction and initial startup and operation of the Gathering System existing as of the Execution Date at Gatherer’s sole cost and expense.

Section 3.5 Right of Way and Access.

(a) Gatherer is responsible for the acquisition of rights of way, Permits, use agreements, access agreements, leases, fee parcels and other rights in land (collectively, “Land Use Requirements”) necessary to construct, own and operate the Gathering System, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Producer, except as otherwise agreed by Gatherer; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Dedicated Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Gathering System, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided,

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

further, that the exercise of these rights by Gatherer shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Notwithstanding the preceding, the cost, risk and expense of any Land Use Requirements for any Proposed Delivery Points shall be assumed by Gatherer as set forth in Section 3.3(e). Producer shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.6, (ii) to the extent that Producer agrees that Gatherer’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Gatherer in Producer’s negotiations with the owners of lands covered by the Dedicated Properties so that Producer’s surface use agreements or similar agreements and Gatherer’s Land Use Requirements can be concurrently negotiated and obtained.

(b) If Gatherer cannot obtain any rights of way or other Land Use Requirements (on terms and conditions reasonably acceptable to Gatherer after diligent pursuit thereof) necessary to connect any Planned Tank Battery within [***] Days of delivery of a Connection Notice, then Gatherer shall so notify Producer in writing (the “Easement Notice”) within [***] Days of Gatherer’s receipt of the Connection Notice. Producer shall have the right (but not the obligation) to obtain such rights of way within [***] Days of Gatherer’s receipt of such Easement Notice. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall have the right (but not the obligation) to sell and assign such right of way to Gatherer pursuant to a mutually agreed right of way agreement, in which case Gatherer’s connection obligations for the applicable Tank Battery shall continue in accordance with the terms of this Agreement; provided, however, that the time required for Gatherer to connect the applicable Tank Battery shall be extended by a number of Days commencing on the date of delivery of the Easement Notice and ending on the date that Gatherer receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In connection with the delivery of such assignment, Gatherer shall reimburse Producer for all out of pocket costs and expenses incurred in obtaining such rights plus an additional [***]% of such costs and expenses.

(c) In the event that Producer fails to obtain such rights of way (or Gatherer fails to obtain any other necessary Land Use Requirements with respect to any Planned Tank Battery) within [***] Days of receipt of any Easement Notice, Producer shall have the right to proceed as set forth in Section 6.3 as its sole and exclusive remedy for such failure.

Section 3.6 Cooperation. Because of the interrelated nature of the actions of Producer and Gatherer required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary consents, rights of way, authorizations and other Land Use Requirements from other Persons necessary to drill and complete each Well and construct the required extensions of the Gathering System to each Planned Tank Battery, Producer and Gatherer

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

agree to work together in good faith to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements as expeditiously as reasonably practicable. Producer and Gatherer further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents, rights of way and other Land Use Requirements.

ARTICLE 4

TERM

Section 4.1 Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual written agreement of the Parties, shall continue in effect until December 31, 2034 (the “Initial Term”), and from Contract Year to Contract Year thereafter (collectively, the “Term”) until such time as this Agreement is terminated, by at least [***] Days’ advance written notice from any Party to the other Party, with termination effective no earlier than the end of the Initial Term or at the end of the applicable Contract Year following the Initial Term if termination occurs after the Initial Term.

Section 4.2 Survival. [***] shall survive termination or expiration of this Agreement.

ARTICLE 5

GATHERING FEES AND CONSIDERATION

Section 5.1 Gathering Fees. Subject to the other provisions of this Agreement, Producer shall pay Gatherer each Month in accordance with the terms of this Agreement and the Tariff, for all Services provided by Gatherer during such Month, an amount equal to the Gathering Fees.

ARTICLE 6

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 6.1 Operational Control of Gatherer’s Facilities. Gatherer (or its designee) shall design, construct, own, operate and maintain the Gathering System at its sole cost and risk, subject to Section 3.3(e). Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement and the Tariff.

Section 6.2 Capacity Curtailment. Notwithstanding any provision contained in this Agreement, Gatherer shall have the right to curtail, interrupt or discontinue receipts and/or deliveries of Producer’s Crude Oil into the Gathering System for such periods of time as Gatherer may reasonably require for the purpose of effecting or allowing any repairs, Maintenance, replacement, upgrading or other work related to the Gathering System and related facilities or downstream facilities in circumstances which do not constitute a Force Majeure event. If such interruption is due to a planned outage, Gatherer will provide Producer prior notice of such interruption and curtailment as soon as reasonably possible, and Gatherer will use reasonable commercial efforts to minimize the extent and duration of any interruption and the impact of such

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

interruption on the operation of the Gathering System. During such periods of interruption, Gatherer may curtail gathering and shall allocate available capacity in accordance with the prorationing provisions of the Tariff. In addition, when more Crude Oil is nominated for gathering than can be transported based on Gatherer’s determination of its Gathering System capacity or the capacity of any line segments, Gatherer shall apportion the available capacity in accordance with the prorationing provisions of the Tariff. During times when Services are curtailed on the Gathering System pursuant to this Section 6.2, Producer shall have the right to proceed as set forth in [***].

Section 6.3 Releases.

(a) If Gatherer fails or is unable or unwilling [***] to accept [***] tendered at any Receipt Point on any Day by or on account of Producer pursuant to this Agreement and provide the Services in accordance therewith, then Producer shall have the right[***] to obtain, and Gatherer shall promptly grant, a temporary release from the covenant and dedication made by Producer under this Agreement for [***] until such time when Gatherer notifies Producer that it is willing and able to accept such volumes into the Gathering System. Notwithstanding the foregoing, Gatherer shall promptly provide Producer with a written explanation detailing the reason for its inability to receive any volumes of Producer’s Crude Oil into the Gathering System, and its commitment to diligently pursue a plan to be able to receive all such volumes of Crude Oil tendered by Producer at each Receipt Point.

(b) If Gatherer fails or is unable or unwilling [***] to accept [***] tendered at the Receipt Points on any Day by or on account of Producer pursuant to this Agreement and provide the Services in accordance therewith for [***], then Producer shall have the right[***] to obtain, and Gatherer shall promptly grant, a permanent release from the covenant and dedication made by Producer under this Agreement for [***].

(c) [***]

(d) [***]

Section 6.4 Line Fill.

(a) Producer shall be required to provide, or cause to be provided, without cost to Gatherer, its pro rata share of Line Fill, based on the total volume of Crude Oil in Barrels received from or on account of Producer in the applicable System Segment divided by the total volume of Crude Oil in Barrels received from all producers delivering into such System Segment.

(b) Gatherer shall calculate Producer’s pro rata share of Line Fill Monthly and provide Producer with a balance statement reflecting the same. Gatherer shall deliver this Monthly balance statement with its Monthly statement to be provided pursuant to Section 12.1. If Producer’s pro rata share of the Line Fill is increased as a result of such calculation, Producer shall promptly provide, or cause to be provided, without cost to Gatherer, additional volumes of Crude Oil to meet such requirement. If Producer’s pro rata share of the Line Fill is reduced as a result of such calculation, Gatherer shall promptly deliver the excess amount of Crude Oil to Producer, less PLA, at the applicable Delivery Points and Producer shall pay the applicable Gathering Fees in effect during such Month of delivery to the Delivery Points on such excess Line Fill.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c) Subject to Section 4.1, Producer’s share of the Line Fill held by Gatherer in the Gathering System shall be returned to Producer only after (i) shipments have ceased and Producer has notified Gatherer in writing at least [***] Days in advance of its intention to permanently discontinue shipping Producer’s Crude Oil through the Gathering System and (ii) all balances have been reconciled between Gatherer and Producer, which shall occur no later than [***] Days after Gatherer’s receipt of Producer’s notice. Producer shall pay the applicable Gathering Fees on such Line Fill for the delivery of the same to the applicable Delivery Points. Upon receipt of payment, Gatherer shall deliver and Producer shall receive such Line Fill, less PLA, at the applicable Delivery Points.

ARTICLE 7

PRODUCER’S FACILITIES; ELECTRICITY

Section 7.1 Producer Facilities. Producer, at its own expense, shall construct, equip, maintain and operate all facilities necessary to deliver Dedicated Crude Oil to Gatherer at the Receipt Points. Producer shall install and maintain sufficient pressure regulating equipment upstream of the Receipt Points on the Gathering System in order to keep the pressure of the Crude Oil delivered to Gatherer at such Receipt Points from exceeding the maximum allowable operating pressure of the Gathering System at the applicable Receipt Point, as determined by Gatherer in its sole discretion and stated in the Gathering System Plan. Such equipment shall include low pressure separation facilities and atmospheric tankage upstream of the Receipt Points.

Section 7.2 Electrical Facilities. To the extent that Producer has electrical power available at a Tank Battery in excess of Producer’s own uses, as Producer determines in its reasonable discretion, Producer will supply electrical power without cost to Gatherer at each such Tank Battery for Gatherer’s Measurement Facilities and pumps. If Gatherer requires additional electrical power at such site, then Gatherer shall install, own, operate and maintain a generator at its sole cost and expense; otherwise, Producer shall have the right to proceed as set forth in [***] until Gatherer’s Measurement Facilities and pumps are fully functional.

ARTICLE 8

NOMINATIONS AND PLA ALLOCATION

Section 8.1 Nominations.

(a) On or before the [***] Day prior to the end of each Month, Producer shall provide to Gatherer nominations for (i) deliveries of Producer’s Crude Oil to the Receipt Points and (ii) deliveries of Crude Oil to the applicable Delivery Points to be delivered during the next Month.

(b) Producer shall have the right to (i) request changes to such nominations at any time, subject to the requirements of the Persons receiving Crude Oil at or downstream of the Delivery Points and subject to changes in wellhead volumes being delivered into the Gathering System, and (ii) submit additional nominations to the extent there is operating capacity available on the Gathering System.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c) [***]

Section 8.2 Allocation of PLA. PLA shall be allocated to Producer as specified in the Tariff. On or before the [***] Day prior to the end of each Month, Gatherer shall notify Producer of the estimated PLA and Line Fill expected to be used in the Gathering System for the following Month, after taking into consideration the anticipated operational efficiencies and operational mode of the Gathering System.

ARTICLE 9

QUALITY

Section 9.1 Receipt Point Crude Oil Quality Specifications. Crude Oil delivered by or for the account of Producer to each Receipt Point shall meet the specifications set forth in the Tariff (collectively, the “Crude Oil Quality Specifications”).

Section 9.2 Non-Spec Crude Oil.

(a) Gatherer shall test and monitor the Crude Oil tendered by or for the account of Producer at the Receipt Points as a Reasonable and Prudent Operator to ensure that it meets the Crude Oil Quality Specifications. If Gatherer determines at any time that any Crude Oil tendered by or for the account of Producer at any Receipt Point does not meet the Crude Oil Quality Specifications, then Gatherer shall have the right, at its sole option and effective immediately upon notice to Producer, to refuse to accept such Crude Oil.

(b) If Producer determines or otherwise becomes aware at any time prior to delivery that any Crude Oil that will be tendered by or for the account of Producer at any Receipt Point will not meet the Crude Oil Quality Specifications, then Producer shall provide written notice to Gatherer.

(c) Producer’s liability for any claims or losses arising out of or related to delivery of Crude Oil that does not meet the Crude Oil Quality Specifications shall be described in the Tariff.

(d) Any Crude Oil that is tendered by or for the account of Producer that Gatherer refuses to accept pursuant to this Section 9.2 shall be temporarily released from the dedication and commitment made by Producer under this Agreement so that Producer may dispose of any such Crude Oil.

Section 9.3 Delivery Point Crude Oil Quality Specifications. Gatherer is not obligated to deliver at the Delivery Points Crude Oil identical to Producer’s Crude Oil tendered by Producer at the Receipt Points. Gatherer will deliver to the Delivery Points the grade of Crude Oil it regularly gathers as a common stream on the Gathering System. Gatherer shall have no responsibility in, or for, any re-evaluation or settlements which may be deemed appropriate by Producer or its designee because of mixing or commingling of Crude Oil shipments between the receipt and delivery of such shipments by Gatherer within the same common stream.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 9.4 Greenhouse Gas Emissions. Notwithstanding anything contained in this Agreement to the contrary, in the event there is an enactment of, or change in, any Applicable Law after the Effective Date which, in Gatherer’s reasonable determination, results in (a) a Governmental Authority requiring Gatherer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Dedicated Crude Oil and/or the gathering of such Crude Oil or entrained gas (collectively, “Producer’s GHG Emissions”), or (b) Gatherer incurring any costs or expenses attributable to Dedicated Crude Oil, including any costs or expenses for disposal or treating of carbon dioxide attributable to such Crude Oil, or any other additional economic burden being placed on Gatherer, in connection with or related to Producer’s GHG Emissions, including any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), then (i) Producer will use reasonable efforts to provide any required emissions allowances or their equivalent to Gatherer in a timely manner (and Producer shall release, indemnify, defend and hold Gatherer harmless from and against all claims and losses, including any expenses incurred by Gatherer in acquiring such allowances in the marketplace, arising out of or related to the failure to timely provide any such required emission allowances or their equivalent), and (ii) Producer shall pay and/or reimburse Gatherer for any Emissions Charges paid by Gatherer as specified in the Tariff.

ARTICLE 10

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 10.1 Measurement Facilities. Measurement at each Receipt Point shall be conducted by either LACT meter unit or hand gauging only if such LACT meter units are not installed by Gatherer. Gatherer shall install, own, operate and maintain Measurement Facilities to measure Crude Oil at the Receipt Points. Producer shall pay for the initial cost of the LACT meter unit to be installed at each Receipt Point and Gatherer shall be responsible for all measurement costs beyond the initial capital cost to install the LACT meter unit. Prior to ordering and purchasing the LACT meter unit, Gatherer shall provide Producer with the cost analysis and options for purchasing the LACT meter unit. Producer shall have the option to approve such costs or utilize hand gauging for measurement as an alternative. Measurement Facilities at the Receipt Points and Delivery Points shall meet current industry standards for custody transfer measurement. Producer shall have the right to install check Measurement Facilities upstream of each Receipt Point.

Section 10.2 Notice of Measurement Facilities Inspection and Calibration. Each of Producer and Gatherer shall give [***] Days’ notice to the other Party so the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating, proving or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts of Crude Oil under this Agreement. Gatherer shall provide at least [***] Days’ advance notice to Producer of all provings and related calibration activities for any LACT meter unit. The data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted to the requesting Party for inspection and verification.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 10.3 Measurement Accuracy Verification.

(a) Gatherer shall calibrate meters as often as required, as determined by Gatherer in accordance with standard industry practices and applicable regulatory standards to reasonably assure accurate measurement, but at least once per Month for any Receipt Point with a LACT meter unit.

(b) If, during any test of the Measurement Facilities, an adjustment or meter proving error is found which results in an incremental adjustment to the calculated flow rate through each meter in excess of [***]% of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Producer and Gatherer) and the total flow for the period redetermined in accordance with the provisions of Section 10.5. If the period of error condition cannot be determined or agreed upon between Producer and Gatherer, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the [***]% error (but not to exceed [***] months).

(c) If, during any test of any Measurement Facilities, an adjustment or meter proving error is found which results in an incremental adjustment to the calculated flow rate which does not exceed [***]% of the adjusted flow rate, all prior recordings and data shall be considered to be accurate for quantity determination purpose.

Section 10.4 Special Tests. If Producer or Gatherer desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 10.3, [***] Days’ advance notice shall be given to the other Party and both Producer and Gatherer shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 10.3(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 10.3(b), then Gatherer shall pay such costs and perform the corrections according to Section 10.5.

Section 10.5 Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service or (iii) out of repair and the total calculated flow rate through each meter is found to be in error by an amount of the magnitude described in Section 10.3, the total quantity of Crude Oil delivered shall be determined in accordance with the first of the following methods which is feasible:

(a) by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 10.3);

(b) where multiple meters exist in series, by calculation using the registration of such meter equipment; provided that they are measuring Crude Oil from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators and are accurately registering;

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c) by correcting the error by re-reading of the official meter, or by straightforward application of a meter factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d) by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 10.6 Record Retention. Gatherer shall retain and preserve all test data, meter recordings and similar records for any Contract Year for a period of at least [***] Months following the end of such Contract Year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 10.7 Summary Measurement Reports. If Gatherer develops summary measurement reports for the Wells or the Gathering System, Gatherer shall provide Producer copies of such reports to Producer upon Producer’s request.

ARTICLE 11

NOTICES

Section 11.1 Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid, [***] Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of breach or default under this Agreement, the delivery of such notice shall be considered effective under this Section 11.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Diamondback E&P LLC
Attn: Travis D. Stice 500 West Texas, Suite 1200 Midland, Texas 79701 With a copy to: Attn: Randall J. Holder 500 West Texas, Suite 1200 Midland, Texas 79701

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Gatherer:

Rattler Midstream Operating LLC

Attn: Kaes Van’t Hoef

500 West Texas, Suite 1200

Midland, Texas 79701

With a copy to:

Attn: President and General Counsel

500 West Texas, Suite 1200

Midland, Texas 79701

ARTICLE 12

INVOICES AND PAYMENTS

Section 12.1 Statements and Invoices. Not later than the [***] Business Day following the end of each Month, Gatherer shall provide Producer with a detailed statement setting forth the quantity of Crude Oil received by Gatherer at the Receipt Points in such Month and the Gathering Fee, with respect to such Month, together with measurement summaries and all relevant supporting documentation, to the extent available on such [***] Business Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such [***] Business Day as soon as it becomes available). Producer shall make payment to Gatherer by the later of: (a) [***] or (b) [***] Days after receipt of the applicable invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Producer in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within [***] Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of [***] Months from the date of a statement hereunder.

Section 12.2 Rights upon Failure to Pay. If any undisputed amount due hereunder remains unpaid for [***] Days after the due date, Gatherer shall have the right to [***].

Section 12.3 Audit Rights. Each Party, on not less than [***] Days’ prior written notice to the other Party, shall have the right, at its sole cost and expense, at reasonable times during normal business hours, but in no event more than twice in any period of [***] consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Crude Oil tendered by or on account of Producer hereunder or the Services provided hereunder and shall be limited to the [***] Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the [***] Month period ending immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 12.4 Payment Disputes. In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all amounts, and Gatherer and Producer will use good faith efforts to resolve the disputed amounts within [***] Days following the original due date. If it is ultimately resolved that Gatherer’s invoice was incorrect and that overpayment was made, Gatherer shall reimburse Producer for such overpayment with interest calculated from the date such overpayment was made until the date of reimbursement at the Prime Rate, which reimbursement shall be made by Gatherer within [***] Days of such resolution.

Section 12.5 Interest on Late Payments. In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) [***]% of the Prime Rate or (b) the maximum percentage permitted by Applicable Law.

Section 12.6 Excused Performance. Gatherer will not be required to perform or continue to perform services hereunder, and Producer shall not be obligated to deliver Dedicated Crude Oil to the Gathering System in the event:

(a) the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b) the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within [***] Days of such filing; or

(c) the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 13

FORCE MAJEURE

Section 13.1 Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments (or satisfy applicable indemnification obligations) then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure event in writing to the other Party promptly after the occurrence of such event, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability to perform so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 13.2 Definition of Force Majeure. The term “Force Majeure” as used in this Agreement means [***] (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the affected Party to comply with Applicable Law).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 13.3 Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 13.4 Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way (a) affect or terminate Producer’s obligation to make payment for the Services performed prior to such event of Force Majeure and/or (b) otherwise affect or terminate a Party’s indemnification obligations hereunder.

ARTICLE 14

INDEMNIFICATION

Section 14.1 Gatherer. Subject to the terms of this Agreement, including Article 15 and Section 17.9, Gatherer shall release, indemnify, defend and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Gatherer or (b) any breach of this Agreement by Gatherer.

Section 14.2 Producer. Subject to the terms of this Agreement, including Article 15 and Section 17.9, Producer shall release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer, (b) Producer’s Crude Oil (excluding any claims and losses to the extent caused by or arising out of the gross negligence or willful misconduct of Gatherer) or (c) any breach of this Agreement by Producer.

ARTICLE 15

CUSTODY AND TITLE

Section 15.1 Custody. As between the Parties, (a) Producer shall be in custody, control and possession of the Crude Oil hereunder until such Crude Oil is delivered to Gatherer at the Receipt Points, and (b) Gatherer shall be in custody, control and possession of the Crude Oil after such Crude Oil is delivered to Gatherer at the Receipt Point and until such Crude Oil is delivered to Producer or its designee at the Delivery Points.

Section 15.2 Producer Warranty. Producer represents and warrants that it or its Affiliates own or have the right to deliver to the Gathering System all Crude Oil delivered under this Agreement. If title to Crude Oil delivered by Producer hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Crude Oil, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

freed from the dispute, or until Producer furnishes, or causes to be furnished, defense and indemnification to hold Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer. Producer shall release, indemnify, defend and hold harmless Gatherer from and against all claims and losses arising out of or related to any liens, encumbrances or adverse title claims on any of Producer’s Crude Oil delivered to the Receipt Points.

Section 15.3 Title. Title to all Crude Oil delivered under this Agreement, including all constituents thereof, shall remain with and in Producer or its Affiliates at all times; provided, however, that title to Crude Oil used as PLA shall pass from Producer or the relevant third party to Gatherer immediately downstream of the Receipt Point.

ARTICLE 16

TAXES; ROYALTIES

Section 16.1 Taxes. Producer shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Crude Oil delivered by or on account of Producer under this Agreement. Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Producer by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Producer’s behalf shall be reimbursed by Producer upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments. [***] No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

Section 16.2 Royalties. As among the Parties, Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Producer’s Crude Oil allocated to Producer hereunder (including all constituents and products thereof) delivered under this Agreement, including royalties, overriding royalties and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds. In no event will Gatherer have any obligation to those Persons due any of those proceeds of production attributable to any such Crude Oil (including all constituents and products thereof) delivered under this Agreement. Although Producer or its Affiliates shall retain title to Crude Oil (except as set forth in Section 15.3), Gatherer shall have the right to commingle Crude Oil delivered by Producer with Third Party Crude Oil.

ARTICLE 17

MISCELLANEOUS

Section 17.1 Conflicts; Tariff. In the event of any conflict between this Agreement (or any portion thereof) and the Tariff, the terms of the Tariff shall prevail. The Gathering System will be operated as a common carrier system in accordance with FERC’s rules and regulations regarding common carrier pipelines and the Tariff. Gatherer shall transport Crude Oil

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

tendered by Producer in accordance with the terms and conditions of this Agreement and the Tariff. Notwithstanding any other provision of this Agreement to the contrary, the Parties acknowledge that the Tariff is subject to the approval of and modification by the FERC or any other Governmental Authority having jurisdiction.

Section 17.2 Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 17.3 Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 17.4 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

(b) The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Midland County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 17.5 Successors and Assigns.

(a) This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 17.5(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 17.5 shall be null and void ab initio.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(b) Notwithstanding Section 17.5(a):

(i) Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer, if such assignment is made to any Person to which the Gathering System or any part thereof has been or will be Transferred that assumes in writing all of Gatherer’s obligations hereunder (or, if applicable, to the extent of the part of the Gathering System being Transferred to such Person) or who is an Affiliate of Gatherer;

(ii) Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer; and

(iii) [***]

Section 17.6 Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by Applicable Law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by this Agreement prior to such modification.

Section 17.7 Confidentiality.

(a) Confidentiality. Except as otherwise provided in this Section 17.7, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including Development Plans, Gathering System Plans and all data relating to the production of Producer, including well data, production volumes, volumes gathered and delivered to the Delivery Points) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b) Permitted Disclosures. Notwithstanding Section 17.7(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third party in connection with a proposed sale or other Transfer of a Party’s interest in this Agreement (provided such third party agrees in writing to be bound by the terms of this Section 17.7); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided such Persons are subject to a confidentiality undertaking consistent with this Section 17.7(b)) or (viii) except for information disclosed pursuant to Article 3, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Crude Oil (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 17.7).

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(c) Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 17.7(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d) Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 17.7.

(e) Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transactions represented herein permitted under this Section 17.7, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement. Notwithstanding anything herein to the contrary, nothing contained in this Section 17.7 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other regulated stock exchange.

(f) Survival. The provisions of this Section 17.7 shall survive any expiration or termination of this Agreement for a period of [***].

Section 17.8 Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding among the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 17.9 Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, [***].

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Section 17.10 Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 17.11 Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by Applicable Law.

Section 17.12 No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 17.13 Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d) the plural shall be deemed to include the singular and vice versa, as applicable;

(e) references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f) reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g) references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h) references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

(i) references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 17.14 No Third Party Beneficiaries. Except as set forth in Article 14, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third party shall be deemed a third party beneficiary of this Agreement.

Section 17.15 Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 17.16 Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 17.17 Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit D attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Dedicated Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at any Party’s reasonable request to evidence any additions to, or permanent releases from, the dedication and commitment made by Producer under this Agreement.

[Signature Page(s) Follows]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

GATHERER
RATTLER MIDSTREAM OPERATING LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

AMENDED AND RESTATED CRUDE OIL GATHERING AGREEMENT

SIGNATURE PAGE

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT A

DEDICATED ACREAGE

I.	ReWard Field

Exhibit A – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

II. Spanish Trail Field

Exhibit A – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

III. Utah Field

T & P RR CO
BLK 54 T7S
T & P RR CO
BLK 51 T7S
T & P RR CO
BLK 50 T7S
P S L
BLK C1
P S L
BLK C2
T T RR CO
BLK OW
T & S T
L RR CO
BLK 143
T & P RR CO
BLK 52 T8S
T & P RR CO
BLK 51 T8S
T & P RR CO
BLK 50 T8S
T & P RR CO
BLK 49 T8S
T & P RR CO
BLK 48 T8S
Reeves
T & S T
L RR CO
BLK 142
T C RR CO
BLK OW
H & T C
RR CO
BLK 1
Pecos
T & P RR CO
BLK 50 T9S
T & P RR CO
BLK 49 T9S
T & P RR CO
BLK 48 T9S
T & S T
L RR CO
BLK 104
Utah
Date: 3/21/2018
Diamondback Acreage
P S L
BLK C16
T & S T
L RR CO
BLK 146
T & P RR CO
BLK 51 T10S
T & P RR CO
BLK 49 T10S
T & P RR CO
BLK 48 T10S
U L
BLK 28
N

Exhibit A – Page 3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IV. San Pedro Field

San Pedro
Date: 3/21/2018
Diamondback Acreage
Pecos
G C & S
F RR CO
BLK 114
T C RR CO
BLK 5

Exhibit A – Page 4

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

V. Fivestones Field

Glasscock
Reagan
Fivestone
Date: 1/15/2019
Diamondback Acreage
N

Exhibit A – Page 5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT B

GATHERING SYSTEM

I.	ReWard

Gathering System

Delivery Points

•	[***], Reeves County, Texas

Exhibit B – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

II. Spanish Trail

Gathering System

Delivery Points

•	[***], Midland County, Texas

•	[***], Midland County, Texas

Exhibit B – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

III. Utah Field

Gathering System

Delivery Points

•	[***]

•	Second station to be named

Exhibit B – Page 3

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IV. San Pedro Field

Gathering System Not built yet; to be updated upon construction.

Delivery Points Not built yet; to be updated upon construction.

Exhibit B – Page 4

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

V. Fivestones

Gathering System

Delivery Points

•	Garden City South Station, Glasscock County

Exhibit B – Page 5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT C

CONFLICTING DEDICATIONS AND EXCLUDED WELLS

I.	Wells Subject to Conflicting Dedications:

A [***]-well dedication to [***] covering the following [***] wells:

[***]

II.	Excluded Wells:

None.

Exhibit C – Conflicting Dedications

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT D

FORM OF MEMORANDUM OF AGREEMENT

This MEMORANDUM OF AMENDED AND RESTATED CRUDE OIL GATHERING AGREEMENT (this “Memorandum”) is executed on [•], 20[•] (the “Execution Date”) but shall be deemed effective as of January 1, 2018 (the “Effective Date”), by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”), with an address of [•], and Rattler Midstream Operating LLC, a Delaware limited liability company (“Gatherer”), with an address of [•].

WHEREAS, Producer and Gatherer entered into that certain Amended and Restated Crude Oil Gathering Agreement effective [•] (the “Agreement”), pursuant to which Gatherer will provide certain gathering and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [•] County, Texas, described on Attachment 1 hereto (the “Dedicated Acreage”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.    Dedication and Commitment. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer has exclusively dedicated the Dedicated Properties to Gatherer for the performance of the Services under the Agreement and commits to deliver to Gatherer on account of Producer, as and when produced, all Dedicated Crude Oil into the Gathering System for the performance of the Services under the Agreement.

3.    Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the dedication and commitment made by Producer under the Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to the Agreement in all respects and (ii) each instrument of conveyance expressly so states.

Exhibit D – Page 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

4.    No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

[Signature Page(s) Follows]

Exhibit D – Page 2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

PRODUCER
DIAMONDBACK E&P LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§
§

The foregoing instrument was acknowledged before me on the [•] day of [•], 20[•], by [•], [•] of Diamondback E&P LLC, a Delaware limited liability company on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit D – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

GATHERER
RATTLER MIDSTREAM OPERATING LLC

By:

Name:

Title:

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§

The foregoing instrument was acknowledged before me on the [•] day of [•], 20[•], by [•], [•] of Rattler Midstream Operating LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit D – Signature Page

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

Attachment 1

DEDICATED ACREAGE

[Description to be included.]

Exhibit D – Attachment 1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR SUCH INFORMATION HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***].

EXHIBIT E

GATHERING FEES

(a)

The Tariff on file with FERC reflects the following Gathering Fees for the volumes of Crude Oil transported by Gatherer from the Receipt Points in the Specified Area identified below to the Delivery Points applicable to such Specified Area; provided that, the Parties acknowledge that the Gathering Fee for the Fivestones Field is an initial rate that is subject to modification by FERC, and to the extent such rate is modified, the rates approved by FERC shall apply. Producer agrees not to challenge or encourage others to challenge, or support any challenge of, the Tariff filing made by Gatherer with FERC. The “Gathering Fees” shall be, for each Month:

(i)	$[***] per Barrel received at each Receipt Point in the Reward Field during such Month;

(ii)	$[***] per Barrel received at each Receipt Point in the Utah Field during such Month;

(iii)	$[***] per Barrel received at each Receipt Point in the Spanish Trail Field during such Month;

(iv)	$[***] per Barrel received at each Receipt Point in the San Pedro Field during such Month; and

(v)	$[***] per Barrel received at each Receipt Point in the Fivestones Field during such Month (effective January 1, 2019).

(b)

The amounts per Barrel on clauses (i), (ii) and (iii) listed above (each, a “Gathering Rate”) shall be adjusted on July 1 of each Contract Year, commencing with the second Contract Year, based on the rate indexing methodology set forth in 18 C.F.R. 342.3, as such may be modified or amended from time to time; provided that, the adjustment to the Gathering Rates for any Contract Year shall not exceed [***] percent ([***]%) of the then-current Gathering Rates. In addition, notwithstanding the preceding, the total adjustment to the Gathering Rates during the Term shall not exceed [***] percent ([***]%) of the initial Gathering Rates as approved by FERC.

Exhibit E – Page 1